UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Under §240.14a-12

COLUMBIA PIPELINE GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Filed by Columbia Pipeline Group, Inc.

Pursuant to Rule 14a-12

Under the Securities Exchange Act of 1934

Subject Company: Columbia Pipeline Group, Inc.

Commission File No.: 001-36838

On May 10, 2016, CPG commenced a mailing of the notice below to all participants in the Columbia Pipeline Group, Inc. Dividend Reinvestment and Stock Purchase Plan administered by Computershare Trust Company, N.A. CPG also posted the notice to its website on May 10, 2016.

Columbia Pipeline Group
Steven B. Nickerson Vice President, Deputy General Counsel & Corporate Secretary	5151 San Felipe, Suite 2400 Houston, Texas 77056 Phone: 713-386-3625 Fax: 713-386-3755 sbnickerson@cpg.com

May 10, 2016

NOTICE REGARDING SUSPENSION OF THE COLUMBIA PIPELINE GROUP, INC. DIVIDEND

REINVESTMENT AND STOCK PURCHASE PLAN IN CONTEMPLATION OF THE

TRANSCANADA MERGER

Dear Stockholder:

You are receiving this notice because you are a participant in the Columbia Pipeline Group, Inc. Dividend Reinvestment and Stock Purchase Plan (the “DRSP”) administered by Computershare Trust Company, N.A. (“Computershare”). In light of the pending merger with TransCanada Corporation, effective May 13, 2016, Columbia Pipeline Group, Inc. (“CPG”) will suspend reinvestment of cash dividends and optional cash investments under the DRSP. During the suspension period, existing stockholders will not be permitted to have cash distributions automatically reinvested in additional shares of CPG common stock, nor will existing stockholders or new investors be permitted to purchase shares of CPG common stock through optional cash investments under the DRSP. If you have elected to automatically reinvest all or a portion of your cash dividends in CPG common stock, you will instead receive a check representing the amount of cash to which you are entitled in connection with any cash dividends that are declared and paid by CPG during the suspension period. The suspension period will be in effect until either (i) the closing of the proposed merger between CPG and TransCanada, at which time the DRSP will be terminated, or (ii) reinstatement of the DRSP if the merger does not occur. Notice will be provided to plan participants of such reinstatement. Upon reinstatement, it is expected that the DRSP would function and be administered in substantially the same manner as prior to the suspension.

In the event the DRSP is terminated in connection with the closing of the merger, all shares credited to a plan participant’s account will be converted into the right to receive an amount in cash equal to $25.50 per share, without interest. As previously announced, CPG expects the merger to close in the second half of 2016, subject to satisfaction of customary closing conditions, including receipt of required regulatory approvals and the approval of CPG stockholders.

The records for the common stock of CPG are maintained by Computershare. Computershare also maintains the records for CPG’s DRSP and serves as transfer agent for participants in the DRSP. For additional information, please write to Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170 or call Computershare toll-free at (888) 884-7790.

Sincerely,

Steven B. Nickerson, VP, Deputy General Counsel and Corporate Secretary

Forward-Looking Statements

Certain statements in this letter may constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Private Securities Litigation Reform Act of 1995 concerning CPG and the proposed merger with TransCanada. Forward-looking statements are statements other than historical facts and that frequently use words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “position,” “should,” “strategy,” “target,” “will” and similar words. All such forward-looking statements speak only as of the date of this letter. Although CPG believes that the plans, intentions and expectations reflected in or suggested by the forward-looking statements are reasonable, there is no assurance that these plans, intentions or expectations will be achieved and such statements are subject to various risks and uncertainties. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecasted in such statements and readers are cautioned not to place undue reliance on such statements. CPG’s business may be influenced by many factors that are difficult to predict, involve uncertainties that may materially affect actual results and are often beyond CPG’s control. These factors include, but are not limited to, the occurrence of any event, change or other circumstance that could give rise to termination of the merger agreement with TransCanada; the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the merger; risks related to disruption of management’s attention from CPG’s ongoing business operations due to the pending merger; the impact of the announcement of the proposed merger on relationships with third parties, including commercial counterparties, employees and competitors, and risks associated with the loss and ongoing replacement of key personnel; risks relating to unanticipated costs of integration in connection with the proposed merger, including operating costs, customer loss or business disruption being greater than expected; changes in general economic conditions; competitive conditions in our industry; actions taken by third-party operators, processors and transporters; the demand for natural gas storage and transportation services; our ability to successfully implement our business plan; our ability to complete internal growth projects on time and on budget; the price and availability of debt and equity financing; the availability and price of natural gas to the consumer compared with the price of alternative and competing fuels; competition from the same and alternative energy sources; energy efficiency and technology trends; operating hazards and other risks incidental to transporting, storing and gathering natural gas; natural disasters, weather-related delays, casualty losses, acts of war and terrorism and other matters beyond our control; interest rates; labor relations; large customer defaults; changes in the availability and cost of capital; changes in tax status; the effects of existing and future laws and governmental regulations; and the effects of future litigation, including litigation relating to the proposed merger with TransCanada. We caution that the foregoing list of factors is not exhaustive. Additional information about these and other factors can be found in CPG’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) for the fiscal year ended December 31, 2015, as amended, and CPG’s other filings with the SEC, which are available at http://www.sec.gov. All forward-looking statements included in this letter are expressly qualified in their entirety by such cautionary statements. CPG expressly disclaims any obligation to update, amend or clarify any forward-looking statement to reflect events, new information or circumstances occurring after the date of this letter except as required by applicable law.

Additional Information and Where to Find It

This letter may be deemed to be solicitation material in respect of the proposed acquisition of CPG by TransCanada. In connection with the proposed merger transaction, CPG filed a preliminary proxy statement with the SEC on April 8, 2016, and intends to file other relevant documents with the SEC, including a proxy statement in definitive form (which CPG expects to commence disseminating to stockholders on or about May 18, 2016). BEFORE MAKING ANY VOTING DECISION, CPG’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.

Investors and security holders will be able to obtain, free of charge, a copy of the definitive proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. In addition, the proxy statement and CPG’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Exchange Act will be available free of charge through CPG’s website at https://www.cpg.com/ as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

Participants in Solicitation

CPG and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of CPG common stock in respect of the proposed merger. Information about the directors and executive officers of CPG can be found in CPG’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, filed with the SEC on February 18, 2016, as amended by Amendment No. 1 thereto on Form 10-K/A, filed with the SEC on April 7, 2016. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests in the merger, which may be different than those of CPG’s stockholders generally, will be contained in the proxy statement and other relevant materials that will be filed with the SEC in connection with the proposed merger when they become available.